UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: BlackRock MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES  BLACKROCK SOLUTIONS  EQUITIES
FIXED INCOME  LIQUIDITY            REAL ESTATE

BlackRock MuniYield                                                    BLACKROCK
New Jersey Fund, Inc.

ANNUAL REPORT | NOVEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

BlackRock MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of November 30, 2006, the Fund's leverage amount, due to Auction Market Preferred Stock, was 34.51%, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                   6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +11.33%         +14.23%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            + 9.72          +17.43
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +11.19          +28.20
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.93          + 5.94
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.53          + 6.12
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 6.28          +11.53
-----------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve has inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006       3

A Discussion With Your Fund's Portfolio Manager

      As the year progressed, we began to shift our focus down the yield curve somewhat while continuing our efforts to balance yield and total return in the portfolio.

Describe the recent market environment relative to municipal bonds.

Long-term taxable bond yields were little changed year over year, despite considerable volatility. For much of the first half of the period, longer-maturity U.S. Treasury yields rose (and prices correspondingly fell) as investors focused on strong first-quarter economic activity and inflationary concerns triggered by rising oil prices. Bond prices began to improve in late June as economic activity softened. The price improvement accelerated in response to the Federal Reserve Board's (the Fed) decision on August 8 to refrain from raising its target interest rate. This occurred after 17 consecutive interest rate increases since June 2004.

At the end of November, the 30-year U.S. Treasury bond yield had fallen to 4.56%, a decline of 13 basis points (.13%) over the past 12 months. Meanwhile, 10-year Treasury yields fell three basis points to 4.46%. The tax-exempt bond market was able to significantly outperform its taxable counterpart, especially in recent months, as new-issue volume declined and investor demand rose. As reported by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 64 basis points over the 12-month period to 3.91%, while yields on 10-year, AAA-rated issues fell 31 basis points to 3.56%.

Investor demand for municipal product has remained strong despite the recent decline in yields. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of over $2.2 billion in October 2006, a material increase from flows seen in the summer. During the first 10 months of the year, long-term tax-exempt bond funds had net new cash flows of over $11.8 billion, a 70% increase versus the same period a year earlier. Further supporting tax-exempt bond prices has been a recent decline in new issuance. Year-to-date through November 2006, over $325 billion in new long-term municipal bonds was underwritten, a decline of more than 13% compared to the same period last year. The market's favorable technical position should continue to support municipal bond prices in the months ahead.

Describe conditions in the State of New Jersey.

The $31 billion fiscal year 2007 budget adopted by the New Jersey legislature generally kept the governor's original proposals intact, although a stalemate about the budget initially resulted in a government shutdown in early July. A 1% sales tax increase, expected to generate roughly $1.2 billion, and approximately $2 billion in spending reductions and freezes are the key factors in reducing a projected $4.5 billion budget gap. However, to end the budget stalemate, Governor Jon Corzine agreed to an allocation of one-half of the new sales tax receipts to property tax rebates. On November 7, New Jersey voters made this allocation permanent by means of a ballot proposal. The budget also includes tax increases and surcharges on various items, such as cigarettes, car rentals and luxury goods.

On the expense side, state aid to municipalities and school districts is essentially flat for another year, but $1.1 billion will go into the state pension system, exceeding the entire amount allocated in the last 10 years. The budget significantly reduces reliance on one-time revenues and, therefore, is the most structurally balanced budget in several years. This is a favorable credit rating factor for New Jersey's general obligation bonds, which are currently rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively. All three agencies maintain stable outlooks.

How did the Fund perform during the fiscal year?

For the 12-month period ended November 30, 2006, the Common Stock of BlackRock MuniYield New Jersey Fund, Inc. had net annualized yields of 4.72% and 4.85%, based on a year-end per share net asset value of $15.90 and a per share market price of $15.47, respectively, and $.751 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.83%, based on a change in per share net asset value from $15.37 to $15.90, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +9.30% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) The Fund was disadvantaged relative to many of its peers by its inability to invest in non-investment grade issues, which outperformed during the period as credit spreads tightened. However, the Fund is permitted to invest in lower-quality investment grade issues, and taking into consideration the extent that we invested this way, their strong performance was advantageous. Also detracting somewhat from performance was a number of the Fund's seasoned holdings with higher


4      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006
coupons that were called by their issuers. Given our inability to buy non-investment grade debt and limited new-issue supply, it was difficult to compensate for the income lost to calls.

For the six-month period ended November 30, 2006, the total investment return on the Fund's Common Stock was +6.68%, based on a change in per share net asset value from $15.28 to $15.90, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

New municipal issuance in New Jersey declined 36% over the 12 months compared to the same period a year ago, limiting portfolio activity somewhat. In May, however, opportunities came to market in the form of $2.8 billion in new issues representing the first installment of a $6 billion, five-year New Jersey Transportation Trust Fund refinancing deal. This provided a number of 15-year issues that were attractively priced and helped us to achieve a shift toward the intermediate part of the yield curve. This maturity range was offering yields similar to longer-maturity bonds, representing a compelling risk/reward proposition. We also looked to add yield to the portfolio with the purchase of some out-of-favor coupons (particularly, discount bonds), which were offering 25 basis points - 35 basis points in yield pickup. We purchased some housing bonds that were offering a similar yield advantage.

Financing for our new purchases came primarily from the sale of shorter-maturity bonds, such as prerefunded bonds that we expected to be called within five years. We also started looking for opportunities to sell issues on the long end of the curve, as these issues add a large amount of interest rate risk for very little additional yield.

For the six-month period ended November 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 3.19% for Series A, 3.19% for Series B and 3.15% for Series C. The Fed raised short-term interest rates five times during the 12-month reporting period, but opted to keep the target rate on hold at 5.25% at its last four meetings of the year. As such, the Fund's borrowing costs started to stabilize and even move slightly lower late in the period. The municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Recently, amid the decline in yields and conjecture about a future Fed ease, it appears that the market's valuation is overextended. With the 30-year Treasury yield at 4.56%, 69 basis points below the federal funds rate, it seems unlikely that these interest rates can be sustained. This prompted us to move to a slightly more defensive posture at period-end. Ultimately, with the Fed predisposed toward easing interest rates, we believe maintaining a fully invested portfolio is the best course. As such, when taking profits in the portfolio, we will look to reinvest the proceeds promptly and, in doing so, continue our efforts to balance yield and total return in the portfolio.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

December 12, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, Timothy T. Browse assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Browse is a Vice President of BlackRock, Inc. Previously, he was a Vice President in the Municipal Tax-Exempt Fund Management group of Merrill Lynch Investment Managers (MLIM) from 2004 to 2006. Prior to joining MLIM, Mr. Browse was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003, and Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
--------------------------------------------------------------------------------


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006       5

Portfolio Information as of November 30, 2006

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    63.5%
AA/Aa ..............................................................    10.3
A/A ................................................................     8.0
BBB/Baa ............................................................    16.1
CCC/Caa ............................................................     0.6
NR (Not Rated) .....................................................     1.4
Other* .............................................................     0.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by February 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


6      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Schedule of Investments as of November 30, 2006                   (in Thousands)

        Face
      Amount     Municipal Bonds                                                     Value
============================================================================================
New Jersey--135.3%
--------------------------------------------------------------------------------------------
    $  1,000     Burlington County, New Jersey, Bridge Commission
                 Revenue Bonds (Governmental Leasing Program),
                 5.25% due 8/15/2020                                               $   1,074
--------------------------------------------------------------------------------------------
       1,500     Delaware River and Bay Authority Revenue Bonds, 5%
                 due 1/01/2033 (d)                                                     1,587
--------------------------------------------------------------------------------------------
                 Delaware River Joint Toll Bridge Commission of New
                 Jersey and Pennsylvania, Bridge Revenue
                 Refunding Bonds:
       2,010          5% due 7/01/2021                                                 2,129
       3,645          5% due 7/01/2028                                                 3,833
--------------------------------------------------------------------------------------------
       2,620     Essex County, New Jersey, Improvement Authority
                 Revenue Bonds, Series A, 5% due 10/01/2028 (b)                        2,790
--------------------------------------------------------------------------------------------
                 Garden State Preservation Trust of New Jersey, Capital
                 Appreciation Revenue Bonds, Series B (c)(h):
       6,860          5.12% due 11/01/2023                                             3,407
       4,540          5.25% due 11/01/2028                                             1,814
--------------------------------------------------------------------------------------------
                 Garden State Preservation Trust of New Jersey, Open
                 Space and Farmland Preservation Revenue Bonds,
                 Series A (c):
       4,300          5.80% due 11/01/2022                                             4,985
       5,460          5.75% due 11/01/2028                                             6,864
--------------------------------------------------------------------------------------------
                 Gloucester County, New Jersey, Improvement Authority,
                 Solid Waste Resource Recovery, Revenue Refunding
                 Bonds (Waste Management, Inc. Project):
       1,180          AMT, Series B, 7% due 12/01/2029                                 1,272
       2,000          Series A, 6.85% due 12/01/2029                                   2,148
--------------------------------------------------------------------------------------------
       1,500     Hudson County, New Jersey, COP, Refunding, 6.25%
                 due 12/01/2016 (d)                                                    1,794
--------------------------------------------------------------------------------------------
      12,700     Hudson County, New Jersey, Improvement Authority,
                 Facility Lease Revenue Refunding Bonds (Hudson
                 County Lease Project), 5.375% due 10/01/2024 (b)                     13,192
--------------------------------------------------------------------------------------------
       6,840     Jackson Township, New Jersey, School District, GO, 5%
                 due 4/15/2012 (b)(f)                                                  7,328
--------------------------------------------------------------------------------------------
                 Middlesex County, New Jersey, Improvement Authority,
                 County-Guaranteed Revenue Bonds (Golf
                 Course Projects):
       1,455          5.25% due 6/01/2022                                              1,593
       3,050          5% due 6/01/2029                                                 3,252
--------------------------------------------------------------------------------------------
         970     Middlesex County, New Jersey, Improvement Authority,
                 Senior Revenue Bonds (Heldrich Center Hotel/
                 Conference Project), Series A, 5% due 1/01/2020                         997
--------------------------------------------------------------------------------------------
       1,500     Middlesex County, New Jersey, Pollution Control
                 Financing Authority, Revenue Refunding Bonds
                 (Amerada Hess Corporation), 6.05% due 9/15/2034                       1,631
--------------------------------------------------------------------------------------------
                 Monmouth County, New Jersey, Improvement Authority,
                 Governmental Loan Revenue Refunding Bonds (a):
       2,235          5% due 12/01/2015                                                2,374
       2,345          5% due 12/01/2016                                                2,491
--------------------------------------------------------------------------------------------
                 New Jersey EDA, Cigarette Tax Revenue Bonds:
       1,720          5.625% due 6/15/2019                                             1,815
       1,895          5.75% due 6/15/2029                                              2,071
         370          5.50% due 6/15/2031                                                396
         755          5.75% due 6/15/2034                                                820
--------------------------------------------------------------------------------------------
                 New Jersey EDA, EDR (Masonic Charity Foundation of
                 New Jersey):
       1,425          5.25% due 6/01/2024                                              1,535
         685          5.25% due 6/01/2032                                                738
--------------------------------------------------------------------------------------------
       1,500     New Jersey EDA, First Mortgage Revenue Bonds
                 (Fellowship Village), Series C, 5.50% due 1/01/2028                   1,542
--------------------------------------------------------------------------------------------
                 New Jersey EDA, First Mortgage Revenue
                 Refunding Bonds:
       1,250          (Fellowship Village), Series A, 5.50%
                      due 1/01/2018                                                    1,282
       3,500          (Fellowship Village), Series A, 5.50%
                      due 1/01/2025                                                    3,576
       2,500          (The Winchester Gardens at Ward Homestead
                      Project), Series A, 5.75% due 11/01/2024                         2,736
       2,000          (The Winchester Gardens at Ward Homestead
                      Project), Series A, 5.80% due 11/01/2031                         2,196
--------------------------------------------------------------------------------------------
                 New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A (d):
      14,000          5.25% due 7/01/2033                                             15,230
       2,870          5% due 7/01/2034                                                 3,055
--------------------------------------------------------------------------------------------
                 New Jersey EDA, Revenue Bonds:
         220          (Department of Human Services), 5%
                      due 7/01/2012                                                      233
       3,850          (Saint Barnabas Project), Series A, 6.30%
                      due 7/01/2024 (d)(h)                                             1,857
--------------------------------------------------------------------------------------------
                 New Jersey EDA, School Facilities Construction
                 Revenue Bonds:
       5,800          Series L, 5% due 3/01/2030 (c)                                   6,200
       3,400          Series O, 5.25% due 3/01/2023                                    3,716
       3,000          Series P, 5% due 9/01/2015                                       3,281
       3,115          Series P, 5.25% due 9/01/2016                                    3,448
--------------------------------------------------------------------------------------------
       6,670     New Jersey EDA, Water Facilities Revenue Bonds (New
                 Jersey-American Water Company, Inc. Project), AMT,
                 Series A, 6.875% due 11/01/2034 (b)                                   6,688
--------------------------------------------------------------------------------------------
       5,975     New Jersey Environmental Infrastructure Trust Revenue
                 Bonds (Environmental Infrastructure), Series A, 5.25%
                 due 9/01/2010 (f)                                                     6,392
--------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of BlackRock MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
M/F        Multi-Family


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006       7

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                     Value
============================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------------------
    $  1,100     New Jersey Health Care Facilities Financing Authority,
                 Health System Revenue Bonds (Catholic Health East),
                 Series A, 5.375% due 11/15/2033                                   $   1,170
--------------------------------------------------------------------------------------------
                 New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds:
       1,540          (Children's Specialized Hospital), Series A, 5.50%
                      due 7/01/2036                                                    1,653
       1,950          (Hunterdon Medical Center), Series A, 5.125%
                      due 7/01/2035                                                    2,068
       1,845          (Pascack Valley Hospital Association), 6.625%
                      due 7/01/2036                                                    1,969
       1,845          (RWJ Healthcare Corporation), Series B, 5%
                      due 7/01/2035 (e)                                                1,953
       4,000          (Robert Wood University), 5.70% due 7/01/2020 (a)                4,259
       1,875          (Somerset Medical Center), 5.50% due 7/01/2033                   1,973
       6,640          (South Jersey Hospital), 6% due 7/01/2012 (f)                    7,408
       2,000          (Southern Ocean County Hospital), 5.125%
                      due 7/01/2031 (e)                                                2,101
--------------------------------------------------------------------------------------------
                 New Jersey Health Care Facilities Financing Authority,
                 Revenue Refunding Bonds:
       1,020          (Atlantic City Medical Center), 6.25%
                      due 7/01/2017                                                    1,142
       2,185          (Atlantic City Medical Center), 5.75%
                      due 7/01/2025                                                    2,363
       1,650          (Capital Health System Inc.), Series A, 5.75%
                      due 7/01/2023                                                    1,790
       5,500          (Holy Name Hospital), 6% due 7/01/2025                           5,663
       1,500          (Meridian Health System Obligation Group),
                      5.25% due 7/01/2019 (c)                                          1,570
       2,250          (Meridian Health System Obligation Group),
                      5.375% due 7/01/2024 (c)                                         2,357
       2,195          (Meridian Health System Obligation Group),
                      5.25% due 7/01/2029 (c)                                          2,298
       1,385          (South Jersey Hospital System) 5% due 7/01/2036                  1,457
       1,650          (South Jersey Hospital System) 5% due 7/01/2046                  1,724
--------------------------------------------------------------------------------------------
       4,150     New Jersey State Educational Facilities Authority,
                 Higher Education, Capital Improvement Revenue
                 Bonds, Series A, 5.125% due 9/01/2012 (a)(f)                          4,492
--------------------------------------------------------------------------------------------
                 New Jersey State Educational Facilities Authority
                 Revenue Bonds:
       2,000          (Georgian Court College Project), Series C, 6.50%
                      due 7/01/2033                                                    2,260
       2,165          (Rowan University), Series C, 5.125%
                      due 7/01/2028 (d)                                                2,333
       1,955          (Rowan University), Series C, 5%
                      due 7/01/2034 (d)                                                2,084
         400          (Rowan University), Series G, 4.50%
                      due 7/01/2031 (d)                                                  406
--------------------------------------------------------------------------------------------
                 New Jersey State Educational Facilities Authority,
                 Revenue Refunding Bonds:
       5,305          (Montclair State University), Series L, 5%
                      due 7/01/2034 (d)                                                5,654
       1,870          (Princeton Theological Seminary), 5%
                      due 7/01/2026                                                    1,993
       2,600          (Princeton University), Series A, 5%
                      due 7/01/2030                                                    2,813
       1,250          (Ramapo College), Series I, 4.25%
                      due 7/01/2031 (a)                                                1,239
       1,000          (Ramapo College), Series I, 4.25%
                      due 7/01/2036 (a)                                                  988
--------------------------------------------------------------------------------------------
                 New Jersey State Educational Facilities Authority,
                 Revenue Refunding Bonds (concluded):
       1,000          (Rider University), 5% due 7/01/2017 (e)                         1,051
       1,255          (Rider University), Series A, 5.50%
                      due 7/01/2023 (e)                                                1,383
       1,450          (Rider University), Series A, 5.25%
                      due 7/01/2034 (e)                                                1,570
--------------------------------------------------------------------------------------------
       4,095     New Jersey State Higher Education Assistance
                 Authority, Student Loan Revenue Bonds, AMT, Series A,
                 5.30% due 6/01/2017 (a)                                               4,105
--------------------------------------------------------------------------------------------
       2,500     New Jersey State Highway Authority, Garden State
                 Parkway General Revenue Refunding Bonds, 5.625%
                 due 1/01/2010 (f)                                                     2,677
--------------------------------------------------------------------------------------------
       7,175     New Jersey State Housing and Mortgage Finance
                 Agency, Capital Fund Program Revenue Bonds, Series A,
                 4.70% due 11/01/2025 (c)                                              7,406
--------------------------------------------------------------------------------------------
                 New Jersey State Housing and Mortgage Finance
                 Agency, Home Buyer Revenue Bonds, AMT (d):
       5,350          Series CC, 5.80% due 10/01/2020                                  5,582
       3,335          Series U, 5.60% due 10/01/2012                                   3,418
--------------------------------------------------------------------------------------------
       1,500     New Jersey State Housing and Mortgage Finance
                 Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
                 due 11/01/2035 (b)                                                    1,533
--------------------------------------------------------------------------------------------
       3,620     New Jersey State Transit Corporation, COP (Federal
                 Transit Administration Grants), Series B, 5.75%
                 due 9/15/2014                                                         3,989
--------------------------------------------------------------------------------------------
                 New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds:
       3,525          Series A, 5.50% due 12/15/2021                                   4,131
       4,140          Series C, 5.05% due 12/15/2035 (a)(h)                            1,207
       6,405          Series D, 5% due 6/15/2020                                       6,860
--------------------------------------------------------------------------------------------
       5,865     New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Refunding Bonds,
                 Series B, 5.50% due 12/15/2021 (d)                                    6,932
--------------------------------------------------------------------------------------------
       4,870     New Jersey State Turnpike Authority, Turnpike Revenue
                 Bonds, Series B, 5.15% due 1/01/2035 (a)(h)                           3,515
--------------------------------------------------------------------------------------------
       5,000     Port Authority of New York and New Jersey,
                 Consolidated Revenue Bonds, 93rd Series, 6.125%
                 due 6/01/2094                                                         6,199
--------------------------------------------------------------------------------------------
      10,600     Port Authority of New York and New Jersey,
                 Consolidated Revenue Refunding Bonds, AMT, 119th
                 Series, 5.25% due 9/15/2014 (b)                                      10,719
--------------------------------------------------------------------------------------------
       2,000     Port Authority of New York and New Jersey, Special
                 Obligation Revenue Bonds (JFK International Air
                 Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)                    2,079
--------------------------------------------------------------------------------------------
       6,000     Rahway Valley Sewerage Authority, New Jersey, Sewer
                 Revenue Bonds (Capital Appreciation), Series A, 4.87%
                 due 9/01/2031 (d)(h)                                                  2,108
--------------------------------------------------------------------------------------------
                 South Jersey Port Corporation of New Jersey, Revenue
                 Refunding Bonds:
       4,280          4.75% due 1/01/2018                                              4,459
       2,485          4.85% due 1/01/2019                                              2,595
       2,000          5% due 1/01/2020                                                 2,110
--------------------------------------------------------------------------------------------
                 Tobacco Settlement Financing Corporation of New
                 Jersey, Asset-Backed Revenue Bonds:
       2,185          5.75% due 6/01/2032                                              2,324
       3,010          7% due 6/01/2041                                                 3,504
--------------------------------------------------------------------------------------------


8      BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Schedule of Investments (concluded)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                     Value
============================================================================================
New Jersey (concluded)
--------------------------------------------------------------------------------------------
                 Union County, New Jersey, Utilities Authority, Senior
                 Lease Revenue Refunding Bonds (Ogden Martin
                 System of Union, Inc.), AMT, Series A (a):
    $  1,585          5.375% due 6/01/2017                                         $   1,633
       1,175          5.375% due 6/01/2018                                             1,210
--------------------------------------------------------------------------------------------
                 University of Medicine and Dentistry of New Jersey,
                 Revenue Bonds, Series A (a):
         945          5.50% due 12/01/2018                                             1,037
       1,900          5.50% due 12/01/2019                                             2,086
       1,870          5.50% due 12/01/2020                                             2,053
       1,435          5.50% due 12/01/2021                                             1,575
============================================================================================
Puerto Rico--4.1%
--------------------------------------------------------------------------------------------
       1,730     Puerto Rico Commonwealth Highway and
                 Transportation Authority, Transportation Revenue
                 Refunding Bonds, Series K, 5% due 7/01/2040                           1,821
--------------------------------------------------------------------------------------------
       1,260     Puerto Rico Electric Power Authority, Power Revenue
                 Refunding Bonds, Series PP, 5% due 7/01/2025 (b)                      1,353
--------------------------------------------------------------------------------------------
       1,900     Puerto Rico Industrial, Tourist, Educational, Medical
                 and Environmental Control Facilities Revenue Bonds
                 (Cogeneration Facility - AES Puerto Rico Project), AMT,
                 6.625% due 6/01/2026                                                  2,069
--------------------------------------------------------------------------------------------
       3,750     Puerto Rico Municipal Finance Agency, GO, Series A,
                 5% due 8/01/2021 (c)                                                  4,085
============================================================================================
U.S. Virgin Islands--2.7%
--------------------------------------------------------------------------------------------
       3,500     Virgin Islands Government Refinery Facilities, Revenue
                 Refunding Bonds (Hovensa Coker Project), AMT,
                 6.50% due 7/01/2021                                                   3,967
--------------------------------------------------------------------------------------------
       1,900     Virgin Islands Public Finance Authority, Refinery
                 Facilities Revenue Bonds (Hovensa Refinery), AMT,
                 5.875% due 7/01/2022                                                  2,095
--------------------------------------------------------------------------------------------
                 Total Municipal Bonds
                 (Cost--$299,404)--142.1%                                            320,982
============================================================================================

                 Municipal Bonds Held in Trust (g)
============================================================================================
New Jersey--7.7%
--------------------------------------------------------------------------------------------
                 Delaware River Port Authority of Pennsylvania and
                 New Jersey Revenue Bonds (c):
       2,500          6% due 1/01/2018                                                 2,674
       5,360          6% due 1/01/2019                                                 5,732
--------------------------------------------------------------------------------------------
       8,870     Port Authority of New York and New Jersey,
                 Consolidated Revenue Bonds, AMT, 108th Series,
                 5.875% due 1/15/2017 (c)                                              8,982
============================================================================================
Puerto Rico--7.9%
--------------------------------------------------------------------------------------------
      17,500     Puerto Rico Public Buildings Authority Revenue Bonds
                 (Government Facilities), Series B, 5.25%
                 due 7/01/2007 (d)(f)                                                 17,938
--------------------------------------------------------------------------------------------
                 Total Municipal Bonds Held in Trust
                 (Cost--$34,639)--15.6%                                               35,326
============================================================================================

     Shares
        Held     Short-Term Securities
============================================================================================
         275     CMA New Jersey Municipal Money Fund, 2.92% (i)(j)                       275
--------------------------------------------------------------------------------------------
                 Total Short-Term Securities
                 (Cost--$275)--0.1%                                                      275
============================================================================================
Total Investments (Cost--$334,318*)--157.8%                                          356,583

Other Assets Less Liabilities--2.5%                                                    5,655

Liability for Trust Certificates,
  Including Interest Expense Payable--(7.6%)                                         (17,365)

Preferred Stock, at Redemption Value--(52.7%)                                       (119,018)
                                                                                   ---------
Net Assets Applicable to Common Stock--100.0%                                      $ 225,855
                                                                                   =========

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................................  $317,285
                                                                        ========
      Gross unrealized appreciation ..................................  $ 22,183
      Gross unrealized depreciation ..................................        --
                                                                        --------
      Net unrealized appreciation ....................................  $ 22,183
                                                                        ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Radian Insured.
(f)   Prerefunded.
(g) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 (c) to Financial Statements for details of Municipal Bonds Held in Trust.
(h) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                  (1,154)      $     44
      --------------------------------------------------------------------------

(j)   Represents the current yield as of November 30, 2006.

      See Notes to Financial Statements.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006       9

Statement of Net Assets

As of November 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$334,043,256) ...                      $ 356,307,599
            Investments in affiliated securities, at value (identified cost--$275,071) .........                            275,071
            Cash ...............................................................................                             33,446
            Interest receivable ................................................................                          5,971,180
            Prepaid expenses ...................................................................                             10,932
                                                                                                                      -------------
            Total assets .......................................................................                        362,598,228
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .................................................................                         17,115,000
            Payables: ..........................................................................
               Interest expense ................................................................    $     249,880
               Dividends to Common Stock shareholders ..........................................          156,793
               Investment adviser ..............................................................          139,872
               Other affiliates ................................................................            2,731           549,276
                                                                                                    -------------
            Accrued expenses ...................................................................                             61,062
                                                                                                                      -------------
            Total liabilities ..................................................................                         17,725,338
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.05 per share (2,400 Series A
             Shares and 1,500 Series B Shares) and $.10 per share (860 Series C Shares) of
             AMPS* authorized, issued and outstanding at $25,000 per share liquidation
             preference ........................................................................                        119,018,059
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ..............................................                      $ 225,854,831
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (14,203,242 shares issued and outstanding) ..                      $   1,420,324
            Paid-in capital in excess of par ...................................................                        203,960,129
            Undistributed investment income--net ...............................................    $   1,613,177
            Accumulated realized capital losses--net ...........................................       (3,403,142)
            Unrealized appreciation--net .......................................................       22,264,343
                                                                                                    -------------
            Total accumulated earnings--net ....................................................                         20,474,378
                                                                                                                      -------------
            Total--Equivalent to $15.90 net asset value per share of Common Stock
             (market price--$15.47) ............................................................                      $ 225,854,831
                                                                                                                      =============

*     Auction Market Preferred Stock

      See Notes to Financial Statements.


10     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Statement of Operations

For the Year Ended November 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and discount earned ...........................                      $  17,375,238
            Dividends from affiliates ..........................................................                             43,611
                                                                                                                      -------------
            Total income .......................................................................                         17,418,849
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................    $   1,691,574
            Interest expense and fees ..........................................................          755,542
            Commission fees ....................................................................          304,870
            Accounting services ................................................................          123,820
            Transfer agent fees ................................................................           64,573
            Professional fees ..................................................................           52,578
            Printing and shareholder reports ...................................................           35,070
            Directors' fees and expenses .......................................................           19,954
            Custodian fees .....................................................................           19,676
            Listing fees .......................................................................           16,572
            Pricing fees .......................................................................           16,112
            Other ..............................................................................           60,248
                                                                                                    -------------
            Total expenses before reimbursement ................................................        3,160,589
            Reimbursement of expenses ..........................................................           (7,224)
                                                                                                    -------------
            Total expenses after reimbursement .................................................                          3,153,365
                                                                                                                      -------------
            Investment income--net .............................................................                         14,265,484
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ................................................................        1,064,615
               Financial futures contracts and forward interest rate swaps--net ................          453,220         1,517,835
                                                                                                    -------------
            Change in unrealized appreciation on investments--net ..............................                          6,246,899
                                                                                                                      -------------
            Total realized and unrealized gain--net ............................................                          7,764,734
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................                         (3,617,009)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  18,413,209
                                                                                                                      =============

      See Notes to Financial Statements.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      11

Statements of Changes in Net Assets           (As Restated for 2005. See Note 6)

                                                                                                          For the Year Ended
                                                                                                             November 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................    $  14,265,484     $  14,385,259
            Realized gain--net .................................................................        1,517,835         6,007,924
            Change in unrealized appreciation--net .............................................        6,246,899        (3,522,735)
            Dividends to Preferred Stock shareholders ..........................................       (3,617,009)       (2,340,043)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       18,413,209        14,530,405
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................      (10,808,667)      (12,896,544)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ...      (10,808,667)      (12,896,544)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Offering and underwriting costs, including adjustments, resulting from the
             issuance of Preferred Stock .......................................................             --              (1,735)
                                                                                                    -------------------------------
            Net decrease in net assets derived from stock transactions .........................             --              (1,735)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets applicable to Common Stock ............................        7,604,542         1,632,126
            Beginning of year ..................................................................      218,250,289       216,618,163
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 225,854,831     $ 218,250,289
                                                                                                    ===============================
               * Undistributed investment income--net ..........................................    $   1,613,177     $   1,773,369
                                                                                                    ===============================

      See Notes to Financial Statements.


12     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                    For the Year Ended November 30,
The following per share data and ratios have been derived         -----------------------------------------------------------------
from information provided in the financial statements.               2006          2005          2004          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year .......................  $   15.37     $   15.25     $   15.39     $   14.84     $   14.78
                                                                  -----------------------------------------------------------------
      Investment income--net ...................................       1.00++        1.01++        1.06++        1.05++        1.06
      Realized and unrealized gain (loss)--net .................        .54           .18          (.14)          .52           .05
      Dividends and distributions to Preferred Stock
       shareholders:
          Investment income--net ...............................       (.25)         (.16)         (.08)         (.06)         (.09)
          Realized gain--net ...................................         --            --            --            --            --+
                                                                  -----------------------------------------------------------------
      Total from investment operations .........................       1.29          1.03           .84          1.51          1.02
                                                                  -----------------------------------------------------------------
      Less dividends and distributions to Common Stock
       shareholders:
          Investment income--net ...............................       (.76)         (.91)         (.96)         (.96)         (.96)
          Realized gain--net ...................................         --            --            --            --            --+
                                                                  -----------------------------------------------------------------
      Total dividends and distributions to Common Stock
       shareholders ............................................       (.76)         (.91)         (.96)         (.96)         (.96)
                                                                  -----------------------------------------------------------------
      Offering and underwriting costs, including
       adjustments, resulting from the issuance of
       Preferred Stock .........................................         --            --+         (.02)           --            --
                                                                  -----------------------------------------------------------------
      Net asset value, end of year .............................  $   15.90     $   15.37     $   15.25     $   15.39     $   14.84
                                                                  =================================================================
      Market price per share, end of year ......................  $   15.47     $   14.38     $   14.73     $   14.34     $   14.07
                                                                  =================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .......................       8.83%         7.08%         5.84%        10.81%         7.22%
                                                                  =================================================================
      Based on market price per share ..........................      13.17%         3.72%         9.72%         8.90%         4.27%
                                                                  =================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement and excluding
       interest expense** ......................................       1.09%         1.09%         1.02%         1.02%         1.05%
                                                                  =================================================================
      Total expenses, net of reimbursement** ...................       1.44%         1.39%         1.24%         1.21%         1.31%
                                                                  =================================================================
      Total expenses** .........................................       1.44%         1.39%         1.25%         1.22%         1.31%
                                                                  =================================================================
      Total investment income--net** ...........................       6.50%         6.47%         6.94%         6.94%         7.06%
                                                                  =================================================================
      Amount of dividends to Preferred Stock shareholders ......       1.65%         1.05%          .50%          .40%          .58%
                                                                  =================================================================
      Investment income to Common Stock shareholders--net ......       4.85%         5.42%         6.44%         6.54%         6.48%
                                                                  =================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ................       3.04%         1.97%         1.04%          .89%         1.25%
                                                                  =================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of year
       (in thousands) ..........................................  $ 225,855     $ 218,250     $ 216,618     $ 218,642     $ 210,727
                                                                  =================================================================
      Preferred Stock outstanding at liquidation preference,
       end of year (in thousands) ..............................  $ 119,000     $ 119,000     $ 119,000     $  97,500     $  97,500
                                                                  =================================================================
      Portfolio turnover .......................................          9%           32%           14%           26%           37%
                                                                  =================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ................................  $   2,898     $   2,834     $   2,820     $   3,242     $   3,161
                                                                  =================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net .........................  $     764     $     497     $     259     $     225     $     325
                                                                  =================================================================
      Series B--Investment income--net .........................  $     757     $     479     $     250     $     219     $     292
                                                                  =================================================================
      Series C@--Investment income--net ........................  $     753     $     500     $      91          --            --
                                                                  =================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Series C was issued on August 23, 2004.

      See Notes to Financial Statements.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      13

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniYield New Jersey Fund, Inc. was renamed BlackRock MuniYield New Jersey Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


14     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At November 30, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $35,325,644, the related liability for trust certificates was $17,115,000 and the range of interest rates was 3.47% to 3.53%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      15

Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investment in CMA New Jersey Municipal Money Fund. The reimbursements were as follows:

--------------------------------------------------------------------------------
          For the Period                                For the Period
        December 1, 2005 to                           September 30, 2006
        September 29, 2006                           to November 30, 2006
           Reimbursement                                 Reimbursement
              by FAM                                    by the Manager
--------------------------------------------------------------------------------
              $5,413                                        $1,811
--------------------------------------------------------------------------------

In addition, the Manager has entered into a Sub-Advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.

The Fund reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
          For the Period                                For the Period
        December 1, 2005 to                           September 30, 2006
        September 29, 2006                           to November 30, 2006
           Reimbursement                                 Reimbursement
              to FAM                                    to the Manager
--------------------------------------------------------------------------------
              $5,697                                        $1,092
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2006 were $33,292,981 and $34,152,281, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of


16     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2006 were as follows: Series A, 3.32%, Series B, 3.25% and Series C, 3.35%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM and BlackRock, Inc., earned $181,530 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.058000 per share on December 28, 2006 to shareholders of record on December 15, 2006.

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                 11/30/2006           11/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..........................  $14,425,676          $15,236,587
                                                --------------------------------
Total distributions ..........................  $14,425,676          $15,236,587
                                                ================================

As of November 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ....................      $  1,235,884
Undistributed long-term capital gains -- net ..............                --
                                                                 ------------
Total undistributed earnings -- net .......................         1,235,884
Capital loss carryforward .................................        (2,191,962)*
Unrealized gains -- net ...................................        21,430,456**
                                                                 ------------
Total accumulated earnings -- net .........................      $ 20,474,378
                                                                 ============

* On November 30, 2006, the Fund had a net capital loss carryforward of $2,191,962, of which $1,952,406 expires in 2008 and $239,556 expires in
      2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book, tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Restatement Information:

During the year ended November 30, 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated its statement of changes in net assets for the year ended November 30, 2005 to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation -- net on the transferred municipal securities. Additionally, the Fund has restated the financial highlights for the years ended November 30, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended November 30, 2005
--------------------------------------------------------------------------------
                                                 Previously
                                                  Reported            Restated
--------------------------------------------------------------------------------
Realized gain -- net .........................  $ 5,536,813         $ 6,007,924
Change in unrealized appreciation -- net .....  $(3,051,624)        $(3,522,735)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For the Years Ended November 30, 2005, 2004, 2003 and 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                2005                   2004                    2003                    2002
                                       --------------------   ---------------------   ---------------------   ---------------------
                                       Previously             Previously              Previously              Previously
                                        Reported   Restated    Reported    Restated    Reported    Restated    Reported    Restated
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement**      1.09%      1.39%       1.02%       1.24%       1.02%       1.21%       1.05%       1.31%
Total expenses** .....................      1.09%      1.39%       1.03%       1.25%       1.02%       1.22%       1.05%       1.31%
Portfolio turnover ...................     34.49%        32%      15.35%         14%      28.93%         26%      41.47%         37%
-----------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      17

Notes to Financial Statements (concluded)

While the Statements of Net Assets as of November 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the years ended November 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the years ended November 30, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


18     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniYield New Jersey Fund, Inc. (formerly MuniYield New Jersey Fund, Inc.) as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield New Jersey Fund, Inc. as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statement of changes in net assets for the year ended November 30, 2005, and the financial highlights for the years ended November 30, 2005, 2004, 2003 and 2002 have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
January 26, 2007

Fund Certification (unaudited)

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by BlackRock MuniYield New Jersey Fund, Inc. during the taxable year ended November 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


20     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the May 31, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      21

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in August 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The


22     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006
directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions(R) brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      23

Disclosure of Investment Advisory Agreement (concluded)

being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various evels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the


24     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent Sub-Advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the Sub-Advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      25

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the Sub-Advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the Sub-Advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors is responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the Fund's entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the Sub-Advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.

FAM Investment Advisory Agreement -- Matters Considered by the Board

At the August 2006 in-person Board meeting, the Board of Directors considered approval of the renewal of the Fund's investment advisory agreement with Fund Asset Management, L.P., ("FAM") the Fund's investment adviser at that time (the "FAM Advisory Agreement"). The FAM Advisory Agreement remained in effect until September 29, 2006, at which time it was superseded by the New Investment Advisory Agreement.

In connection with its consideration of the FAM Advisory Agreement, the Board assessed the nature, scope and quality of the services provided to the Fund by the personnel of FAM and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) paid to FAM and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by FAM and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms.

In the period prior to the Board meeting to consider renewal of the FAM Advisory Agreement, the Board requested and received materials specifically relating to the FAM Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses, investment


26     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006
performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to FAM and its affiliates of the FAM Advisory Agreement and other relationships with the Fund. The Board also considered other matters it deemed important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to FAM and its affiliates from their relationship with the Fund.

The review by the independent directors and the Board included the following:

Services Provided by FAM -- The Board reviewed the nature, extent and quality of services provided by FAM, focusing on the investment advisory services and the resulting performance of the Fund. The Board used data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the FAM Advisory Agreement.

FAM's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies and discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of Mr. Jaeckel the Fund's portfolio manager at that time. The Board concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable.

Profitability -- The Board considered the cost of the services provided to the Fund by FAM, and the profits of FAM and its affiliates relating to the management and distribution of the Fund and other funds advised by FAM and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the FAM Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the Fund's shareholders.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      27

Officers and Directors

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006; President and Chief
                                                 Investment Officer of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   37 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     57 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  37 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    57 Portfolios
            08543-9095                           1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------


28     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of Employee     37 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman from 2000 to 2006, and Chairman
                                                 thereof, since 2006; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  Professor Emeritus, New York University since 2005;   37 Funds        None
London      Princeton, NJ               present  John M. Olin Professor of Humanities, New York        57 Portfolios
            08543-9095                           University from 1993 to 2005; and Professor thereof
            Age: 67                              from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Chairman of the
                                                 Board of Directors of Vigilant Research, Inc. since
                                                 2006; Member of the Board of Directors for Grantham
                                                 University since 2006; Director of AIMS since 2006;
                                                 Director of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from 1983
                                                 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      29

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 70                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of BlackRock since 2006; Managing Director (Municipal Tax-Exempt
Loffredo    Princeton, NJ  President    present  Fund Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD") and
            Age: 46                              Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ


30     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006

Proxy Results

During the six-month period ended November 30, 2006, BlackRock MuniYield New Jersey Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted          Shares Voted            Shares Voted
                                                                   For                  Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                   7,777,507               273,578                 404,621
-------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                   7,794,844               269,631                 391,231
-------------------------------------------------------------------------------------------------------------------------

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


       BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.       NOVEMBER 30, 2006      31

BlackRock MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniYield New Jersey Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #16381-11/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2006 - $28,000
                                  Fiscal Year Ending November 30, 2005 - $34,300

         The nature of the services include audit and audit related fees associated with new AMPs issuance.

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2006 - $3,500
                                  Fiscal Year Ending November 30, 2005 - $13,700

         The nature of the services include agreed upon compliance procedures associated with the Fund's AMPs and audit and audit related fees associated with new AMPs issuance.

         (c) Tax Fees -           Fiscal Year Ending November 30, 2006 - $6,000
                                  Fiscal Year Ending November 30, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2006 - $0
                                  Fiscal Year Ending November 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2006 - $3,138,117
             Fiscal Year Ending November 30, 2005 - $5,738,110

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended November 30 is available without charge (1) at www.blackrock.com and
         (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of November 30, 2006.

         (a)(1) BlackRock MuniYield New Jersey Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2006.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004.

         (a)(2)As of November 30, 2006:

                                                                                    (iii) Number of Other Accounts and
                           (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                 and Assets by Account Type                                  Performance-Based
                        Other                                                   Other
(i) Name of           Registered        Other Pooled                          Registered        Other Pooled
Portfolio             Investment         Investment           Other           Investment         Investment            Other
Manager               Companies           Vehicles          Accounts          Companies           Vehicles           Accounts
                   ---------------                                          ---------------
Theodore R.
Jaeckel, Jr.                    82                  0                  0                  0                  0                  0
                   $29,329,018,585    $             0    $             0    $             0    $             0    $             0
Walter O'Connor                 82                  0                  0                  0                  0                  0
                   $29,329,018,585    $             0    $             0    $             0    $             0    $             0
Timothy T.
Browse                          17                  0                  0                  0                  0                  0
                   $ 4,266,795,790    $             0    $             0    $             0    $             0    $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of November 30, 2006:

      Portfolio Manager Compensation

      The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

      BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, New Jersey municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of November 30, 2006, neither of Messrs. Browse, Jaeckel and O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of January 26, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at November 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended November 30, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at January 26, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to November 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New Jersey Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 29, 2007


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniYield New Jersey Fund, Inc.

Date: January 29, 2007